GOING BEYOND

Regency Energy Partners LP
Morgan Stanley MLP & Diversified Natural Gas Corporate Access Event
March 7, 2012

REGENCY
ENERGY PARTNERS

Forward-Looking Statements



Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Diverse Portfolio

- Regency's portfolio is a diversified platform offering complete midstream services to producers

Gathering & Processing

- Gas Gathering
- Gas Processing
- Gas Compression
- Gas Dehydration
- Gas Treating
- Condensate Stabilization

Third-Party Contract Services

- Contract Compression

- Contract Treating
- Gas Cooling
- Dehydration

Transportation

- Interstate Pipeline Transportation[1]

- Intrastate Pipeline Transportation[2]

NGL Logistics[3]

- Transportation
- Storage
- Fractionation
- Processing

1 Via MEP Joint Venture, in which Regency has a 50% ownership interest
2 Via Haynesville Joint Venture, in which Regency has a 49.99% ownership interest
3 Via Lone Star Joint Venture, in which Regency has a 30% interest

Strategically Located Assets

REGENCY ENERGY PARTNERS

➢ Well positioned in key shale plays that are expected to require significant infrastructure development in the foreseeable future

Asset Summary[1]	
Gathering Pipeline	5,283 miles
Treating/Processing Plants[2]	10
Transportation Pipeline[3]	950 miles
Contract Compression (HP)	777,000
Contract Treating (GPM)	3,465
NGL Transportation[4]	1,066 miles
NGL Fractionation[4]	25,000 Bbls/d
NGL Storage[4] (Brine Pond Capacity)	43 MMBbls/d (23 MMBbls/d)

Growth Opportunities



CA
CO
KS
OK
TX
AR
MS
LA
PA
Marcellus/Utica Shale
Compression
Treating
Mississippian Shale
Gathering & Processing
Fayetteville Shale
Compression
Permian/Avalon/ Bone Spring
Gathering & Processing
Compression
Treating
NGL Logistics
Barnett Shale
Compression
Haynesville/ Brown Dense
Gathering & Processing
South Louisiana
Compression
Eagle Ford Shale
Gathering & Processing
Compression
Treating
NGL Logistics
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

1 As of 12/31/11
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Proven Business Model

- Strategically pursuing organic growth projects and acquisitions that generate solid results

Acquisition Capital



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ in millions
$349
$64
$934
$63
$869
$593
2006
2007
2008
2009
2010
2011YTD
Acquisition Capital

Provides Platform For Organic Growth

Organic Growth Capital



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ in millions
$122
$78
$355
$150
$299
$407
$745
2006
2007
2008
2009
2010
2011
2012E[1]
Growth Capital

Expanding organic growth profile is expected to increase margins and distributions over time

1 As of 2/16/2012

Gathering & Processing Expansion Plans

- Potential to develop assets in emerging shale plays located near existing assets that are just beginning to require gathering and processing infrastructure


CO
KS
OK
AR
MS
TX
LA
Mississippian Shale
• Assets positioned in stable, mature play and pursuing consolidation opportunities
Haynesville/Brown Dense
• Pursuing opportunities to expand north Louisiana assets in emerging Brown Dense Shale
Bone Spring/Permian
• Assets positioned to add incremental processing capacity utilizing additional takeaway through Lone Star's new NGL pipeline
Eagle Ford Shale
• Assets positioned to provide producers with additional gathering, processing and treating utilizing existing acid gas injection well

Eagle Ford Expansion Project – Key Highlights	
Miles of Gathering Pipeline	400
Compression (HP)	125,000
Gas and Condensate Terminals	4

- $450 million project will be phased in over next three years with entire expansion in service in early 2014

Ranch JV Expansion Project – Key Highlights	
Refrigeration Plant	25 Mcf/d
Cryogenic Processing Plant	100 Mcf/d

- $35 million project with refrigeration plant online Q2 2012 and cryogenic processing facility online Q4 2012[1]

Expect 2012 total gathering and processing throughput to increase by 25-30% over year-end 2011

1 Assumes Regency's ownership interest is 33.33%

Lone Star Expansion Plans

REGENCY ENERGY PARTNERS

- Key Lone Star expansion projects will facilitate growth for all of Regency's business segments



CO
KS
OK
AR
MS
AL
TX
LA

West Texas Gateway NGL Pipeline

- Dramatic increase in drilling in the Permian Basin has highlighted the need for additional NGL takeaway capacity from west Texas

West Texas Gateway NGL Pipeline

- Provides access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Mont Belvieu Fractionator

- Mont Belvieu assets positioned to expand as demand for fractionation capacity increases in the area

Mont Belvieu Fractionator 1 – Key Highlights	
Capacity (Bbl/d)	100,000
Additional Y-grade liquids storage facilities to be developed	
$118 million[1] project is expected to be in service in Q1 2013	

West Texas Gateway NGL Pipeline – Key Highlights	
Capacity (Bbl/d)	209,000
Miles of Pipeline	570
$275 million[1] project is expected to be in service in Q1 2013	

Mont Belvieu Fractionator 2 – Key Highlights	
Capacity (Bbl/d)	100,000
$105 million[1] project is expected to be in service in Q1 2014	

Lone Star's recently announced growth projects will help address the high demand for NGL transportation and processing

1 Assumes Regency's ownership interest of 30%; total projects costs are $390 million, $917 million and $350 million, respectively

Compression Growth Opportunities

- External horsepower has increased by 35% since January 2008[1]


Fayetteville Shale
Marcellus/Utica Shales
Barnett Shale
Permian/Avalon/ Bone Spring
South Louisiana
Eagle Ford Shale

Contract Compression Opportunities
Increasing demand for compression in Eagle Ford Shale, Permian/Bone Spring and south Louisiana
Additional growth opportunities in the Barnett and Marcellus Shales 2012

Plan to grow external horsepower by an additional 15-20% by year-end 2012

1 As of December 31, 2011

Treating Growth Opportunities


Marcellus/Utica Shales
Permian/Avalon/
Bone Spring
Eagle Ford Shale

Contract Treating Opportunities
➢ Increasing demand in Eagle Ford Shale for treaters capable of handling sour gas with high levels of H_2S
➢ Opportunities for condensate stabilization services in condensate and oil-rich areas of Eagle Ford Shale
➢ Increasing demand for treating services in west Texas

Plan to grow revenue generating GPM by 25-35% in 2012

Diverse Portfolio

- The addition of the Lone Star Joint Venture in 2011 provided further margin diversification

2009 Adjusted Segment Margin[1]	2010 Adjusted Segment Margin[1]	2011 Adjusted Segment Margin[1]	2012E Adjusted Segment Margin[1]


37%
8%
55%
25%
2%
43%
30%
4%
21%
34%
8%
33%
5%
20%
37%
11%
28%
Gathering & Processing
Transportation
NGL Logistics
Contract Compression[2]
Contract Treating

1 Excludes segment margin from the Corporate and Others Segment
2 Segment margin excludes margin from horsepower owned and operated on behalf of our Gathering and Processing segment, as well as horsepower owned by our Gathering and Processing segment, which is eliminated upon consolidation

Diverse Portfolio

▶ Our target is for fee-based margin to comprise over 80% of our adjusted segment margin

2010 Adjusted Segment Margin


3%
21%
76%

2011 Adjusted Segment Margin


6%
11%
83%

2012E Pro Forma Adjusted Segment Margin


8%
11%
81%

Fee-based Hedged Commodity Unhedged Commodity

Commodity Price Risk Management

DCF Sensitivity to Commodity Price Changes - 2012

Change in Natural Gas Price ($/MMbtu)	Change in WTI Price ($/Bbl): Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (7.6)M	$ (3.2)M	$ 1.3M
Flat	$ (4.4)M	$ 0	$ 4.4M
Increase $1.00	$ (1.3)M	$3.2M	$ 7.6M

- Regency has length in natural gas due to a concerted effort to minimize “keep-whole” exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $4.4 million change in Regency’s forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $3.2 million change in Regency’s forecasted 2012 DCF
- A $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $1.9 million change in Regency’s forecasted 2012 DCF

Concluding Thoughts

REGENCY ENERGY PARTNERS

➢ Well positioned to deliver continued distribution growth and achieve investment grade ratings[1]

Supportive General Partner	➢ Energy Transfer Equity is a strong supporter of Regency's objectives
Diverse Portfolio	➢ Platform to offer complete midstream services to producers
Strategically Located	➢ Positioned in key shale plays that are expected to require significant infrastructure development
Organic Growth Opportunities	➢ Platform of assets will generate significant growth opportunities across all business segments
Acquisition Opportunities	➢ Management will continue to consider strategic acquisitions to further expand Regency's footprint

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Appendix



2011 Performance

- Comparing the fourth quarter of 2011 to the fourth quarter of 2010, adjusted EBITDA increased approximately 13%
- Comparing full-year 2011 to full-year 2010, adjusted EBITDA increased approximately 29%

Adjusted EBITDA[1]



$ in millions
$120
$100
$80
$60
$40
$20
$0
$62
$74
$90
$102
$92
$103
$112
$115
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA; includes only Regency's proportionate share of Joint Venture adjusted EBITDA

Commodity Price Risk Management

- We utilize a comprehensive hedging program to mitigate exposure



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
121%
77%
62%
58%
56%
12%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Equity Length
Hedge Volume



Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
62%
70%
68%
68%
70%
49%
49%
50%
50%
24%
24%
24%
25%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



Natural Gas Production vs. Hedged
MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
43%
31%
31%
44%
47%
25%
24%
24%
24%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Equity Production
Hedge Volume

- For 2012, approximately 18% of Regency's segment margin is currently subject to commodity exposure, of which over half is hedged

Commodity Price Risk Management

Executed Hedges by Product[1]								
	2011		2012		2013[2]		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Puts								
Ethane[3]	-	-	302	$0.67				
Swaps								
Ethane	1,639	$0.50	762	$0.47	-	-	-	-
Propane	855	$1.00	702	$1.12	67	$1.31	-	-
Normal Butane	536	$1.34	483	$1.54	39	$1.71	-	-
Natural Gasoline	295	$1.71	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	704	$83.22	638	$92.47	419	$100.78	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.40	6,000	$5.03	3,000	$3.75	-	

[1]WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[2]NGLs are hedged for Q1 2013 only
[3]Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3' 2012 and' Q4 2012 in Ethane Put Option premiums

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)			
Net income (loss)	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add:				
Interest expense, net	28,926	28,852	24,689	20,007
Depreciation and amortization	45,989	41,956	40,503	40,236
Income tax expense (benefit)	484	(89)	102	(32)
EBITDA (1)	**$ 89,027**	**$ 101,568**	**$ 80,131**	**$ 74,516**
Add (deduct):				
Non-cash loss (gain) from commodity and embedded derivatives	2,230	(15,056)	(803)	(4,290)
Non-cash unit based compensation	923	891	875	921
(Gain) loss on asset sales, net	(2,422)	(131)	153	28
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (2)	17,012	16,885	19,586	19,189
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (3)	26,455	26,091	25,243	25,270
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA (4)	14,105	13,152	10,584	-
Other expense, net	189	(178)	(146)	(89)
Adjusted EBITDA	**$ 114,900**	**$ 112,276**	**$ 103,456**	**$ 91,737**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

Net income Haynesville Joint Venture	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add:				
Depreciation and amortization	9,084	9,100	8,664	8,082
Interest expense, net	463	395	251	136
Other expense, net	-	5	-	11
Haynesville Joint Venture's Adjusted EBITDA	$ 34,030	$ 33,782	$ 39,180	$ 38,385

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

Net income MEP Joint Venture	$ 22,655	$ 21,998	$ 20,276	$ 20,410
Add:				
Depreciation and amortization	17,362	17,401	17,398	17,377
Interest expense, net	12,892	12,855	12,913	12,855
MEP Joint Venture's Adjusted EBITDA	$ 52,909	$ 52,254	$ 50,587	$ 50,642

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:

Net income Lone Star Joint Venture	$ 35,049	$ 30,952	$ 27,958	$ -
Add:				
Depreciation and amortization	12,205	12,904	7,139	-
Other expense, net	(237)	(16)	185	-
Lone Star Joint Venture's Adjusted EBITDA	$ 47,017	$ 43,840	$ 35,282	$ -

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Net (loss) income	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add:				
Interest expense, net	19,791	20,393	22,223	20,564
Depreciation and amortization	33,217	32,429	29,604	27,475
Income tax (benefit) expense	(143)	450	328	321
EBITDA (1)	$ **43,942**	$ **61,118**	$ **42,764**	$ **47,910**
Add (deduct):				
Non-cash loss from commodity and embedded derivatives	18,922	6,646	9,854	7,191
Non-cash unit based compensation	1,386	303	10,441	1,597
Loss on asset sales, net	78	200	29	284
Income from unconsolidated subsidiaries	(23,618)	(21,754)	(16,080)	(7,913)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (2)	20,374	19,632	16,333	10,675
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (3)	24,095	23,163	8,424	-
Loss on debt refinancing, net	15,748	-	-	1,780
Other expense, net	831	346	2,165	90
Adjusted EBITDA	$ **101,758**	$ **89,654**	$ **73,930**	$ **61,614**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income	$ 32,097	$ 30,366	$ 25,871	$ 18,403
Add:				
Depreciation and amortization	8,474	8,902	8,100	6,321
Interest expense	171	154	99	102
Gain on insurance settlement	7	(249)	-	-
Loss on sale of asset, net	(1)	106	-	-
Other expense, net	9	(6)	11	-
Haynesville Joint Venture's Adjusted EBITDA	$ **40,757**	$ **39,273**	$ **34,081**	$ **24,826**

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the month ended June 30, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010 and results for the three months ended September 30, 2010:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income	$ 18,110	$ 16,351	$ 8,068	$ -
Add:				
Depreciation and amortization	17,402	17,319	5,383	-
Interest expense, net	12,774	12,749	3,431	-
MEP Joint Venture's Adjusted EBITDA	$ **48,286**	$ **46,419**	$ **16,882**	$ -

Non-GAAP Reconciliation

	Year Ended December 31,		
	2011	2010	2009
		($ in thousands)	
Net income (loss)	$ 73,619	$ (10,918)	$ 140,489
Add (Deduct):			
Operation and maintenance	147,643	125,650	117,080
General and administrative	67,408	80,951	57,863
(Gain) loss on asset sales, net	(2,372)	516	(133,282)
Depreciation and amortization	168,684	117,751	100,098
Income from unconsolidated subsidiaries	(119,540)	(69,365)	(7,886)
Interest expense, net	102,474	82,792	77,665
Loss on debt refinancing, net	-	17,528	-
Other income and deductions, net	(17,309)	12,126	15,132
Income tax expense (benefit)	465	956	(1,095)
Discontinued operations	-	1,571	2,269
Total Segment Margin	**421,072**	**359,558**	**368,333**
Non-cash loss (gain) from derivatives	55	30,183	(7,151)
Adjusted Total Segment Margin	**$ 421,127**	**$ 389,741**	**$ 361,182**
Gathering & Processing Segment Margin	**$ 233,463**	**$ 196,008**	**$ 213,920**
Non-cash loss (gain) from derivatives	55	30,183	(7,151)
Adjusted Gathering & Processing Segment Margin	**233,518**	**226,191**	**206,769**
Joint Venture Segment Margin [1]	-	-	**11,714**
Contract Compression Segment Margin	**155,573**	**154,209**	**141,028**
Contract Treating Segment Margin	**29,456**	**11,454**	-
Corporate & Others Segment Margin	**19,284**	**21,092**	**6,275**
Inter-segment Elimination	**(16,704)**	**(23,205)**	**(4,604)**
Adjusted Total Segment Margin	**$ 421,127**	**$ 389,741**	**$ 361,182**

(1) We contributed RIGS to the Haynesville Joint Venture in March 2009, and subsequently renamed Transportation segment to Joint Ventures segment in 2011. Since March 2009, we have not recorded segment margin in this segment because we recorded our ownership percentage of the net income in unconsolidated affiliates as income from unconsolidated affiliates in accordance with the equity method of accounting.

Non-GAAP Reconciliation

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Haynesville Joint Venture

	Year Ended December 31,		
	2011	2010	2009
		($ in thousands)	
Net income - Haynesville Joint Venture	$ 109,186	$ 106,737	$ 26,867
Add:			
Operation and maintenance	20,803	17,518	9,697
General and administrative	17,161	17,759	5,702
Loss on asset sales, net	-	105	-
Depreciation and amortization	34,930	31,797	10,962
Interest expense, net	1,245	526	158
Other income and deductions, net	(16)	(95)	(1,335)
Total Segment Margin	$ 183,309	$ 174,347	$ 52,051

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the MEP Joint Venture

	Year Ended December 31, 2011	From May 26, 2010 (Initial Acquisition date) through December 31, 2010
Net income	$ 85,339	$ 42,540
Add:		
Operation and maintenance	13,585	5,714
General and administrative	26,780	16,788
Depreciation and amortization	69,538	40,093
Interest expense, net	51,515	28,954
Other income and deductions, net	1	-
Total Segment Margin	$ 246,758	$ 134,089

Non-GAAP Reconciliation

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Lone Star Joint Venture

	From May 2, 2011 (Initial Acquisition date) through December 31, 2011
	($ in thousands)
Net income - Lone Star Joint Venture	$ 93,959
Add:	
Operation and maintenance	39,254
General and administrative	13,326
Depreciation and amortization	32,248
Tax expense	833
Other income and deductions, net	(902)
Total Segment Margin	**$ 178,718**